                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K/A

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): February 17, 1998



                     Series EquiCredit Funding Trust 1997-B
                       ----------------------------------
              (Exact name of registrant as specified in its charter)




 United States
 of America            333-20675                  59-3466219
 --------              --------                  -----------
 (State or other       (Commission File          (IRS employer
 Jurisdiction of       Number)                   Identification No.)
 Incorporation


                     Series EquiCredit Funding Trust 1997-B
                         10401 Deerwood Park Blvd.
                        Jacksonville, Florida 32256

                 (Address of principal executive offices)
                 ----------------------------------------

  Registrant's telephone number including area code:  (904) 987-5000

Item 5.     Other Events
            ------------
            On January 9, 1998, Barnett Banks, Inc., the parent and sole stockholder of EquiCredit Corporation, merged with NationsBank Corporation. As a result EquiCredit Corporation is now an indirect wholly-owned subsidiary of NationsBank Corporation.

            The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.     Financial  Statements, Pro Forma Financial Statements and Exhibits
            ------------------------------------------------------------------

(c)  Exhibits

99        Trustee's Remittance Report in respect of the February 1998
          Remittance Date.

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Series EquiCredit Funding Trust 1997-B
                        ----------------------------------
                                   (Registrant)


                       EquiCredit Corporation of America
                       ---------------------------------
                                as Representative


Dated: March 31, 1998              By:   \s\ James B. Dodd
                                         -----------------
                                   Name:     James B. Dodd
                                   Title:    Vice President/General Counsel
                                   (Duly Authorized Officer)

                             INDEX TO EXHIBITS
                             -----------------


Exhibit
Number                           Exhibit
-------                          -------

  99      Trustee's Remittance Report in respect of the February
          Remittance Date.